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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                  May 2, 2001


                               FILM ROMAN, INC.
                 --------------------------------------------
              (Exact name of registrant as specified in charter)

          Delaware                  000-29642            95-4585357
(State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)            File Number)      Identification No.)

                        12020 Chandler Blvd., Suite 200
                       North Hollywood, California 91607
              --------------------------------------------------
             (Address of Principal Executive Offices)  (ZIP Code)

                                (818) 761-2544
                 --------------------------------------------
              Registrant's Telephone Number, Including Area Code

                                      N/A
            -------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

       On May 2, 2001, Film Roman, Inc. ("Film Roman") announced that it has reached an agreement with Pentamedia Graphics, Ltd. ("Pentmedia") to modify the transaction between them. Under the new terms, Pentamedia will be issued one new share of Film Roman's common stock for each $1.17 in value it receives from Pentamedia. Upon completion of the transaction, Pentamedia will own up to 49.946% of Film Roman's common stock, with an overall valuation of up to $10,000,000. The specifics of the restructured transaction are being finalized by the two companies and any necessary approvals will be sought in the near future.

       A copy of the release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
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Item 7. FINANCIAL STATEMENTS AND Exhibits.

        (a)    Not applicable.
        (b)    Not applicable.
        (c)    Exhibits.

               (1)   99.1 Press Release dated May 2, 2001, of Film Roman.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           FILM ROMAN, INC.


                                           By:  /s/   John Hyde
                                                -------------------------
                                                John Hyde President and
                                                Chief Executive Officer


Dated:  May 2, 2001
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                                 EXHIBIT INDEX



Exhibit    Description
-------    --------------

99.1       Press Release dated May 2, 2001, of Film Roman.